ING EQUITY TRUST

ING FUNDS TRUST

ING MUTUAL FUNDS

ING SERIES FUND, INC.

Supplement dated January 17, 2014

to the current Prospectuses

(each a “Prospectus” and collectively the “Prospectuses”)

for the above-named Company/Trusts

(each a “Registrant” and collectively the “Registrants”)

and their respective Funds

(each a “Fund” and collectively the “Funds”)

Effective January 17, 2014, revisions have been made to certain CDSC Waiver categories. The second and third bullet points of the subsection entitled “CDSC Waivers” of the section entitled “Sales Charges” of each Fund’s Prospectus are hereby deleted in their entirety and replaced with the following:

•                  Redemptions for Class B and Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter.

•                  Mandatory distributions from “employee benefit plans” or an Individual Retirement Account (“IRA”).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING EQUITY TRUST

ING FUNDS TRUST

ING MUTUAL FUNDS

ING SERIES FUND, INC.

Supplement dated January 17, 2014

to the current Statements of Additional Information

(each an “SAI” and collectively the “SAIs”)

for the above-named Company/Trusts

(each a “Registrant” and collectively the “Registrants”)

and their respective Funds

(each a “Fund” and collectively the “Funds”)

Effective January 17, 2014, each Fund’s current SAI is hereby revised as follows:

1.              The subsection entitled “Front-End Sales Charges” of the section entitled “Sales Charges” of each Fund’s SAI (except for ING Money Market Fund) is hereby deleted in its entirety and replaced with the following:

Front-End Sales Charges

Special Purchases at NAV — Class A Shares

Class A shares of a Fund may be purchased at NAV, without a sales charge, by certain investors.   The financial intermediary or the investor must notify the Distributor that the investor qualifies for such waiver. If the Distributor is not notified that the investor is eligible for any sales charge waiver, the Distributor will be unable to ensure that the waiver is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor’s eligibility for front-end sales charge waivers.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories.  If this situation occurs, it is possible that the investor would need to invest directly through ING in order to take advantage of the waiver. The Fund may terminate or amend the terms of these sales charge waivers at any time.  The following will be permitted to purchase Class A shares of a Fund at NAV:

1)             Current, retired or former officers, trustees, directors or employees (including members of their immediate families) of ING Groep, registered investment companies in the ING Fund complex and their affiliates purchasing shares for their own accounts.  Immediate family members include: Parents; Spouse (as recognized under local law); Siblings; Children; Grandparents; Aunts/Uncles; Nieces/Nephews; Cousins; Dependents; Parents-in-law; Brothers-in-law; and Sisters-in-law.

2)             Affiliated and non-affiliated Insurance companies (including separate accounts) that have entered into a selling agreement with ING and purchase shares directly from the Distributor.

3)             Registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.

4)             The current employees (including registered representatives), and their immediate family members, of broker-dealers and financial institutions that have entered into an agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

5)             Investments made by accounts that are part of certain qualified fee-based programs (“wrap accounts”).

6)             The movement of shares from qualified employee benefit plans provided that the movement of shares involves an in-kind transfer of Class A shares.

“Qualified employee benefit plans” are those created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with an ING Fund and transacts directly with that ING Fund or through a 3rd party administrator or record keeper that has an agreement in place with ING Funds.

7)             For investors purchasing Class A shares with proceeds from the following sources:  Redemptions from any fund from the ING Fund complex if you:  (a) originally paid a front-end sales charge on the shares and (b) reinvest the money within 90 days of the redemption date.  This waiver is subject to the following conditions:

•                  This privilege may only be used once per year; and

•                  The amount that may be reinvested is limited to an amount up to the redemption proceeds; and

•                  Written or electronic order for the purchase of shares may be received by the Transfer Agent from the financial intermediary or the shareholder (or be postmarked) within 90 days after the date of redemption; and

•                  Purchases may be handled by a securities dealer who may charge a fee; and

•                  Payment may accompany the request and the purchase will be made at the then current NAV of the Fund.

If you realize a gain on the transaction, it is taxable and any reinvestment will not alter any applicable federal capital gains tax (except that some or all of the sales charge may be disallowed as an addition to the basis of the shares sold and added to the basis of the subsequent purchased shares).  If you realize a loss on the transaction, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.  However, such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

8)             Shareholders of the Adviser Class at the time such shares were re-designated as Class A shares if purchased directly with the Fund.

9)             Former Class M shareholders if purchased directly with the Fund.

10)      Any charitable organization that has determined that the Fund is a legally permissible investment and is prohibited by applicable investment law from paying a sales charge or commission and purchases shares directly from the Distributor.

11) Any state, county, or city or any instrumentality, department authority or agency thereof that has determined that the Fund is a legally permissible investment and is prohibited by applicable investment law from paying a sales charge or commission and purchases shares directly from the Distributor.

2.                    The subsection entitled “Reinstatement Privilege” of the section entitled “Sales Charges” of each Fund’s SAI (except for ING Money Market Fund) is hereby deleted in its entirety and replaced with the following:

Reinstatement Privilege

If you sell Class A or Class C shares of a Fund, you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. To exercise this privilege, the order for the purchase of shares must be received or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

3.                    The subsection entitled “Reinstatement Privilege” of the section entitled “Sales Charges” of ING Money Market Fund’s SAI is hereby deleted in its entirety and replaced with the following:

Reinstatement Privilege

If you sell Class C shares of the Fund, you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. To exercise this privilege, the order for the purchase of shares must be received or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE